UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2025

OLO INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street One World Trade Center, 82nd Floor New York, NY (Address of principal executive offices)	10007 (Zip Code)

(212) 260-0895
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Olo Inc. (the “Company” or “Olo”) held on September 9, 2025 (the “Special Meeting”), the Company’s stockholders voted to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of July 3, 2025 by and among the Company, Olo Parent, Inc., a Delaware corporation ("Parent") (f/k/a Project Hospitality Parent, LLC), and Project Hospitality Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Merger Proposal”).

As of the close of business on August 4, 2025, the record date for the Special Meeting, there were 121,063,645 shares of Class A Common Stock, par value of $0.001 per share (“Class A Common Stock”) and 48,637,315 shares of Class B Common Stock, par value of $0.001 per share (“Class B Common Stock”, together with the Class A Common Stock, “Company Shares”) issued and outstanding entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 84,127,769 shares of Class A Common Stock and 47,301,400 shares of Class B Common Stock, representing 77.44% of the shares Company Shares entitled to vote at the Special Meeting, were represented virtually or by proxy, constituting a quorum.

At the Special Meeting, the Company’s stockholders considered (i) the Merger Proposal and (ii) a proposal to approve an advisory (non-binding) resolution on specified compensation that may be paid or become payable to the named executive officers of Olo in connection with the Merger (the “Compensation Proposal”). The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes virtually or by proxy to approve the proposal to adopt the Merger Agreement at the time of the Special Meeting (as described in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2025) was not voted on at the Special Meeting because there were sufficient votes to approve the Merger Proposal at the Special Meeting.

The results with respect to the Merger Proposal and the Compensation Proposal are set forth below.

The Merger Proposal

The proposal to approve the Merger requires the affirmative vote of the holders of (i) a majority of the voting power of the outstanding Company Shares, voting together as a single class, pursuant to the General Corporation Law of the State of Delaware entitled to vote thereon (the “Majority Vote”) and (ii) (A) a majority of the voting power of the Class B Common Stock then outstanding, voting together as a single class, pursuant to Article IV(5) the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) entitled to vote thereon (the “Class B Vote”) and (B) at least 66 2/3% of the voting power of the outstanding Company Shares entitled to vote in the election of directors, voting together as a single class, pursuant to Article VIII of the Charter (the “Charter (Article VIII) Vote”).

The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Merger Proposal was approved by the requisite votes of the Company’s stockholders:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Majority Vote	550,001,081	6,905,566	235,122	-
Class B Vote	473,014,000	0	0	-
Charter (Article VIII) Vote	550,001,081	6,905,566	235,122	-

The Compensation Proposal

 The following votes were cast at the Special Meeting (virtually or by proxy), and based on the results from the Inspector of Election, the Compensation Proposal was approved by the requisite vote of the Company’s stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
549,698,818	6,874,021	568,930	-

Cautionary Statement Regarding Forward-Looking Statements
This communication contains and the Company’s other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current beliefs, as well as assumptions made by, and information currently available to, the Company, all of which are subject to change. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s Class A Common Stock and Class B Common Stock; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals; (iii) the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the Merger Agreement with Parent and Merger Sub, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) continued availability of capital and financing and rating agency actions; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, as well as management’s response to any of the aforementioned factors; (xiii) the impact of adverse general and industry-specific economic and market conditions; (xiv) uncertainty as to timing of completion of the proposed Merger; (xv) legislative, regulatory and economic developments affecting the Company’s business and (xvi) other risks described in the Company’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on February 25, 2025, the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 8, 2025, and subsequent filings. No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Unlisted or unknown factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future events or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.

Date: September 9, 2025	By:	/s/ Noah H. Glass
Noah H. Glass
Chief Executive Officer (Principal Executive Officer)